Exhibit 99.1





                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the amended Annual Report of The Phoenix Group Corporation (the "Company") on Form 10-KSB for the period ending December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald E. Lusk, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)The  Report  fully  complies  with  the  requirements  of
        Section 13(a) or 15(d) of the Securities Exchange Act  of
        1934; and

     (2)  I have reviewed the Report; and

     (3) Based upon my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading.



                                   /s/ Roanald E. Lusk
  August 28, 2002
                                   Chief Executive Officer






                                                     Exhibit 99.2



                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the amended Annual Report of The Phoenix Group Corporation (the "Company") on Form 10-KSB for the period ending December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Michael Poss, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)The  Report  fully  complies  with  the  requirements  of
        Section 13(a) or 15(d) of the Securities Exchange Act  of
        1934; and

     (4)  I have reviewed the Report; and

     (5) Based upon my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading.



                                   /s/ J. Michael Poss
  August 28, 2002
                                   Chief Executive Officer